UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2014

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On September 29, 2014, management, with the approval of the Audit Committee of the Board of Directors (the “Board”) of Cubic Energy, Inc. (the “Company”) concluded that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q, as amended, for the quarters ended December 31, 2013 and March 31, 2014 (the “Prior Periods”) should no longer be relied upon because of errors related to the accounting treatment relating to certain warrants with full ratchet provisions and debt obligations issued by the Company on October 2, 2013.  In the financial statements included in the Forms 10-Q for the Prior Periods, the Company improperly recorded the warrants with full ratchet provisions as an increase to equity and valued them at relative fair value. The Company should have reflected the warrants as a liability at their fair value and reflected subsequent changes in the fair value of the liability in earnings. The Company also should have recorded a larger discount on the debt obligations and correspondingly higher subsequent discount amortization.  As soon as practicable, the Company intends to file amendments to the Forms 10-Q for the Prior Periods that will record the separate warrant liability at its estimated fair value and adjust the associated debt discount and related amortization.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with management and Vogel — CPAs, PC, the Company’s independent registered public accounting firm during the Prior Periods.  Vogel — CPAs, PC has indicated that it concurs with the Company’s conclusions and intended actions.

Management is assessing the effect of the restatements on the Company’s internal control over financial reporting and disclosure controls and procedures and will report its conclusion regarding the Company’s internal control over financial reporting and the effectiveness of its disclosure controls and procedures in its Annual Report on Form 10-K for the fiscal year ended June 30, 2014.

Information in this Current Report on Form 8-K contains “forward-looking statements,” usually containing the words “believes,” “intends,” “estimates,” “projects,” “expects,” “anticipates,” “plans,” or similar expressions.  These statements include statements regarding the effects of the restatement of our past financial statements and the expected timing of filing of our required periodic reports.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Accordingly, readers should not place undue reliance on any forward-looking statements.  Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events, which are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC.  Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014	CUBIC ENERGY, INC.

	By:	/s/Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary